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                                                                   EXHIBIT 10.75

                               AMENDMENT NO. 2 TO
                  MASTER CONSTRUCTION LINE OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO MASTER CONSTRUCTION LINE OF CREDIT AGREEMENT, dated as of May 25, 2000 ("THIS AMENDMENT"), among the following:

                  (I) THIRD PARTY INVESTORS I, LLC, a Delaware limited liability company (herein, together with its successors and assigns, the "BORROWER");

                  (II) the lending institutions listed on the signature pages hereof (the "LENDERS");

                  (IV) FLEET NATIONAL BANK, a national banking association, and THE HUNTINGTON NATIONAL BANK, a national banking association, as Co-Agents; and

                  (V) KEY CORPORATE CAPITAL INC., a Michigan corporation, as administrative agent (the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         (1) The parties hereto entered into the Master Construction Line of Credit Agreement, dated as of August 31, 1999, as amended by Amendment No. 1 thereto, dated as of March 1, 2000 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) In connection with the execution and delivery of the Credit Agreement, Alterra Healthcare Corporation, a Delaware corporation (herein, together with its successors and assigns, the "COMPANY") and the Administrative Agent entered into the Guaranty, dated as of August 31, 1999, as amended by Amendment No. 1 thereto, dated as of March 1, 2000, as amended by Amendment No. 2 thereto, dated as of the date hereof in the form attached hereto as Exhibit A (as so amended, the "GUARANTY").

         (3) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS, ETC.

         1.1. REDUCTION IN COMMITMENT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the Total Commitment shall be partially and permanently reduced to $51,837,193. After giving effect to the foregoing, Annex I to the Credit Agreement is amended to reflect the following
Commitments:

========================================================================================
        NAME OF LENDER                                                       COMMITMENT
========================================================================================
Key Corporate Capital Inc.                                                $19,957,319.30
----------------------------------------------------------------------------------------
Fleet National Bank                                                       $15,939,936.85
----------------------------------------------------------------------------------------
The Huntington National Bank                                              $15,939,936.85
----------------------------------------------------------------------------------------
         TOTAL                                                            $51,837,193.00
========================================================================================



         1.2. INTEREST. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 2.9 (a) of the Credit Agreement is amended to read in its entirety as follows:

                  (A) INTEREST ON PRIME RATE LOANS. During any period in which a Loan is a Prime Rate Loan, the unpaid principal amount of such Loan shall bear interest at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time, PROVIDED that during the Construction Period for such Project at all times prior to June 1, 2000, an interest rate margin of 25 basis points shall be added to such Prime Rate, and at all times on or after June 1, 2000, an interest rate margin of 50 basis points shall be added to such Prime Rate, PROVIDED FURTHER that during the Mini-Perm Period for such Project prior to the time Stabilization of such Project is achieved, at all times on and after June 1, 2000, an interest rate margin of 25 basis points shall be added to such Prime Rate.

         1.3. EFFECTIVENESS OF PRICING CHANGES. The pricing changes effected pursuant to section 1.1 of this Amendment shall be applicable as of and from and after June 1, 2000, for all Loans outstanding on such date or thereafter.

         1.4. DSCR CURE OPTION. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.6 of the Credit Agreement is amended by adding the following text at the end of such section:

         If the Borrower fails to satisfy the ratio set forth above for any period then such failure shall not constitute an Event of Default pursuant to section 10.1(c), if (i) within forty-five days of the end of the relevant period, the Borrower prepays the Loans for such Project in an amount such that when the assumed level debt service obligations (consisting of both principal and interest) for such Project for such period and on a going-forward basis, based upon the weighted average aggregate principal amount of the Loans for such Project, as adjusted in accordance with the amount of principal prepaid, the DSCR for such Project for such period will meet or exceed the ratio set forth above,
         (ii) the Borrower provides to the Administrative Agent a calculation of the DSCR for such period including therein the effect of such prepayment, and (iii) the Administrative Agent confirms its receipt of such prepayment and that the Borrower's computations support the conclusion that no Event of Default occurred and so notifies the parties hereto (which notice the Administrative Agent shall issue promptly upon confirmation of such conditions).



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         1.5. EVENTS OF DEFAULT. Effective on the Effective Date of this
Amendment provided for in section 4 hereof, sections 10.1 (c) and (j) of the Credit Agreement are amended to read in their entirety as follows:

                  (C) CERTAIN NEGATIVE COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in sections 9.1 through 9.8, inclusive, of this Agreement; or the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in section 5, 10, 16(a)(i) or 16(c) of any Mortgage; or the Guarantor shall default in the due performance of any term, covenant or agreement contained in section 13(a), 13(b), 13(c), 13(e), 13(h), 13(j), 13(k),
         13(m) or 13(n) of the Alterra Guaranty; or

                  (J) MATERIAL ADVERSE EFFECT, ETC.: (i) any event or circumstance shall occur or exist which has a Material Adverse Effect upon the Borrower or the Guarantor, as compared to the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower as reflected in the financial statements referred to in section 7.8, or the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Guarantor and its Subsidiaries as reflected in the financial statements and the Financial Projections referred to in section 11(f) and 11(i) of the Alterra Guaranty, as applicable, other than changes in the condition of the Guarantor described in the Guarantor's annual report on form 10K for fiscal year 1999 and the Guarantor's quarterly report on form 10Q for the first quarter of 2000, as filed with the SEC and as reflected in the May 5, 2000 Model (as defined in the Guaranty); or

                  (ii) any representation or warranty contained in section 2.6 of Amendment No. 2 to the Guaranty, dated as of May 25, 2000, with respect to the May 5, 2000 Model referred to therein, shall prove to be untrue in any material respect as of the date when made or deemed made.

         1.6. ADDITIONAL DEFINITIONS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the following definitions shall be added to section 1.1 of the Credit Agreement in appropriate alphabetic order:


                  "LIBOR CONSTRUCTION PERIOD MARGIN" shall mean (i) 250 basis points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 300 basis points per annum at all times from January 1, 2000 through May 31, 2000, or (iii) 325 basis points per annum, at all times thereafter.

                  "LIBOR LEASE-UP PERIOD MARGIN" shall mean (i) 225 basis points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 275 basis points per annum at all times during the period from January 1, 2000 through May 31, 2000, or (iii) 300 basis points per annum at all times thereafter, PROVIDED, that if (A) the EBITDAR Coverage Requirement is satisfied, and (B) the Administrative Agent notifies the parties hereto that such condition has been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such condition), then on the effective date of such notice from the Administrative Agent, the interest rate margin specified in clause (iii) above shall change from 300 basis points to 275 basis points and shall remain at 275 basis points until the first day of any Testing Period in which such ratio is not maintained.



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                  "LIBOR STABILIZED PERIOD MARGIN" shall mean (i) 200 basis
         points per annum, at all times during the period from the date of this Agreement through December 31, 1999, or (ii) 250 basis points per annum at all times during the period from January 1, 2000 through May 31, 2000, or (iii) 275 basis points per annum at all times thereafter, PROVIDED that if (A) the EBITDAR Coverage Requirement is satisfied, and
         (B) the Administrative Agent notifies the parties hereto that such condition has been satisfied (which the Administrative Agent shall issue promptly upon satisfaction of such condition), then on the effective date of such notice from the Administrative Agent, the interest rate margin specified in clause (iii) above shall change from 275 basis points to 250 basis points and shall remain at 250 basis points until the first day of any Testing Period in which such ratio is not maintained.

         1.7. LENDERS' ACKNOWLEDGMENT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the Lenders party hereto acknowledge and agree that the execution and delivery of the Purchase Agreement (as defined in the Guaranty) and the consummation of the sale of the Initial Securities (as defined in the Purchase Agreement) as contemplated thereunder shall satisfy the obligations of the Guarantor set forth in section 13(i) of the Guaranty and such section 13(i) shall be deemed amended to reflect that the requirements thereof are already satisfied.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION AND VALIDITY OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement, as amended hereby, or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default under the Credit Agreement as amended hereby, under the Guaranty as amended or under the other Credit Documents.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party. The Borrower acknowledges that the Obligations are outstanding with no offset, defense or counterclaim.




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         SECTION 3. RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 4. BINDING EFFECT.

         This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before June 2, 2000, if the following conditions shall have been satisfied on and as of such date:

                  (A) EXECUTION OF AMENDMENT. This Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

                  (B) GUARANTY. Amendment No. 2 to Guaranty shall have been executed by the Company and the Administrative Agent, and counterparts thereof as so executed shall have been delivered to the Administrative Agent.

                  (C) ACKNOWLEDGMENT AND CONSENT. The Acknowledgment and Consent appended hereto shall have been executed by the Company, and counterparts thereof as so executed shall have been delivered to the Administrative Agent.

                  (D) NEW CAPITAL FUNDING REQUIREMENT. The Company shall have provided reasonable evidence to the Administrative Agent and the Lenders that it has received net cash proceeds of at least $53,000,000 (including any amounts, not in excess of $14,000,000, funded on or after April 26, 2000 under the bridge financing referenced in the Purchase Agreement) in connection with satisfaction of the New Capital Funding Requirement.

                  (E) FEES. The Borrower or the Company shall have paid to the Administrative Agent, in immediately available funds, for the pro rata account of the Lenders who become a signatory hereto on or prior to the date established by the Administrative Agent, such nonrefundable amendment fees as have previously been agreed to by the Borrower and the Company and communicated to the Lenders (the Administrative Agent shall promptly distribute to such Lender its pro rata portion of such amendment fees).

                  (F) OPERATING DEFICITS. The Company shall have paid to the Administrative Agent, in immediately available funds, to be held as part of the Collateral, the amount of $1,150,000 with such amount to be disbursed from time to time, provided that no Event of Default has occurred and is continuing, by the Administrative Agent pursuant to Draw Requests in accordance with section 2.3(f) to fund actual operating deficits for various Projects which exceed the amount of operating deficits identified as part of the estimated total Project costs included in the Project Summary & Feasibility Report for such Projects. Any undisbursed funds remaining after application to fund operating deficits in accordance with section 2.3(f) shall be released upon achievement of Stabilization for all Projects provided that no Event of Default has occurred and is continuing.



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Thereafter this Amendment shall be binding upon and inure to the benefit of the
Borrower, the Company, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment and Amendment No. 2 to Guaranty to each Lender, the Borrower and the Company and advise them of the Effective Date.


         SECTION 5. MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower or the Company shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.



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         5.8. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.



THIRD PARTY INVESTORS I, LLC

BY:  TWIN OAKS CAPITAL, LLC, ITS MANAGER


       BY:           /S/ RONALD G. KENNY
          -------------------------------------------
                PRESIDENT

KEY CORPORATE CAPITAL INC.,
     INDIVIDUALLY AS A LENDER AND
     AS ADMINISTRATIVE AGENT


BY:   /S/ DAVID A. MACVICAR
   --------------------------------------------------
      VICE PRESIDENT

FLEET NATIONAL BANK,
     INDIVIDUALLY AS A LENDER AND AS CO-AGENT


BY:      /S/DORENE MCCONKLIN
   --------------------------------------------------
         SENIOR VICE PRESIDENT


THE HUNTINGTON NATIONAL BANK,
     INDIVIDUALLY AS A LENDER AND AS CO-AGENT


BY:      /S/ GREGORY RANDALL
   --------------------------------------------------
         VICE PRESIDENT




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                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 3 and 4 of the Guaranty executed and delivered by the undersigned Company as guarantor (as each of such terms is defined in the Credit Agreement referred to in the Amendment No. 2 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.



                                      ALTERRA HEALTHCARE CORPORATION
                                         AS THE GUARANTOR


                                      BY:      /S/ MARK W. OHLENDORF
                                         ---------------------------------------
                                               SENIOR VICE PRESIDENT




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